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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 9, 1997


                                 REGENCY BANCORP
             (Exact name of registrant as specified in its charter)


California                           33-82150                   77-0378956
(State or other jurisdiction (Commission File Number)          (IRS Employer of
incorporation)                                               Identification No.)


7060 N. Fresno, Fresno, California                                  93720
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                 Not Applicable
         (Former name or former address, if changed since last report).


                                                               Page 1 of 6 pages


                                                 The Exhibit Index is on Page 4.


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Item 5.        OTHER EVENTS.

               None

Item 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               None

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS.

               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

          (c)  EXHIBITS.

               (99.1)   Press Release dated May 9, 1997.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGENCY BANCORP



                                        /s/ Steven Hertel
Date:     May 14, 1997                  ----------------------------
                                        Steven F. Hertel
                                        President


                                        3

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                                  EXHIBIT INDEX

                                                                     Sequential
Exhibit No.                       Description                         Page No.
-----------                       -----------                        ----------

99.1                           Press Release dated                       5-6
                                  May 9, 1997



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